                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                ----------------
                                    FORM 8-K


                                 CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  March 25, 1996



                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


            Delaware                1-12898              38-2011419
        -----------------        --------------      -------------------
        (State or other           (Commission        (I.R.S. Employer
        jurisdiction              File Number)       Identification No.)
        of incorporation)        Formerly 96868


         27555 Farmington Road
         Farmington Hills, Michigan                     48334-3357
         --------------------------                     ----------
         (Address of principal                          (Zip Code)
         executive offices)


Registrant's telephone number, including area code (810) 488-7000


Total pages:  6

Item 5.  Other Events
         Not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         See the Report to the Trustee and the Report to the Certificate holders for the month of March 1996 attached hereto as Exhibit A and Exhibit B, respectively.




                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SOURCE ONE MORTGAGE SERVICES
                                        CORPORATION
                                        (Registrant)


Date:  March 25, 1996                   By:     John M. Matous
                                           ---------------------------
                                                John M. Matous
                                                Vice President

                             SERVICER'S CERTIFICATE

                               March,       1996
                              -------      ------
                              (month)      (year)

                 Mortgage Pass-Through Certificates, Series A,
                           11 1/2% Pass-Through Rate

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1985 (the "Agreement") between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), governing the Certificates referred to above, the company hereby certifies to the Trustee:

(a) As of the close of business on the Business Day next preceding the Determination Date for this month:

         (1)  The Maximum Payment Amount is:                    $  2,336,577.42
                                                                ---------------
         (2)  Aggregate Payments to date are:                   $     -0-
                                                                ---------------
         (3)  Net recoveries to date are:                       $     -0-
                                                                ---------------

         (4)  The Amount Available for this month is:           $  2,336,577.42
                                                                ---------------

         (5)  The Delinquency Amount for this month is:         $     -0-
                                                                ---------------

         (6)  The Repurchase Amount for this month is:          $     -0-
                                                                ---------------

         (7)  The amount to be distributed to Certificate
              holders in this month from funds available
              in the Certificate Account pending distribu-
              tion or withdrawal in future months is:           $     43,807.04
                                                                ---------------

         (8)  The Amount of Payment for this month is:          $     -0-
                                                                ---------------

         (9)  Estimated Net Recoveries for month are:           $     -0-
                                                                ---------------

         (10)  The Amount of Additional Payments for this
               month is:                                        $     -0-
                                                                ---------------

         (11)  The amount of (8) above allocable to (5)
               above is:                                        $     -0-
                                                                ---------------

         (12)  The amount of (8) above allocable to (6)
               above is:                                        $     -0-
                                                                ---------------


         (13)  The amount to be distributed on the
               Distribution Date for this month per Single
               Certificate is:


                                  Principal:                    $        6.4500
                                                                ---------------

                                  Interest:                     $        6.7928
                                                                ---------------

                                  Total:                        $       13.2428
                                                                ---------------


(b) The Loans to be repurchased by and transferred to the Company during this month in accordance with the Agreement, the repurchase prices for which Loans constitute the amount specified in Paragraph (a) (11) above, are identified in Exhibit B to the Agreement as Loan numbers
                                                                      -0-      .
                                                                ---------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


                                        SOURCE ONE MORTGAGE SERVICES
                                        CORPORATION,
                                        as Servicing Agent



                                        By:        John M. Matous
                                           -------------------------------
                                                   John M. Matous
                                                   Vice President

                                                                       EXHIBIT B

                         Report to Certificate Holders

                              March,         1996
                             -------        ------
                             (month)        (year)

                    Source One Mortgage Services Corporation
                 Mortgage Pass-Through Certificates, Series A,
                           11 1/2% Pass-Through Rate

The Certificates referred to above (the "Certificates") evidence fractional undivided interests in a trust (the "Trust") whose property consists of a pool (the "Pool") of conventional one-family mortgage loans and cooperative apartment loans (collectively, the "Loans"). The Pooling and Servicing Agreement, dated as of May 1, 1985 (the "Agreement"), between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), requires that the Company forward to each Certificate holder a monthly report setting forth certain information with respect to the Pool and the Certificates. For the purpose of this report, the following terms shall have the following definitions:

"Single Certificate" means a Certificate representing an undivided 1/3308th interest in the Pool.

"Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the city and state where the office of the Trustee is located and authorized or obligated by law or executive order to be closed.

"Distribution Date" means the 25th day of any month beginning May 1985; if such 25th day is not a Business Day, the Business Day immediately following.

"Determination Date" means the third Business Day next preceding the Distribution Date of each month.

As of the close of business on the Business Day next preceding the Determination Date for this month:


(1)      The amount of this month's distribution on a per-
         Single Certificate basis allocable to scheduled
         repayments (not including prepayments) of principal
         of the Loans in the Pool is:                           $       4.3444
                                                                --------------

(2)      The amount of this month's distribution on a per-
         Single Certificate basis allocable to prepayments
         (not including scheduled repayments) of principal of
         the Loans in the Pools is:                             $       2.1056
                                                                --------------

(3)      The amount of this month's distribution on a per-
         Single Certificate basis allocable to payments of
         interest on the Loans in the Pool is:                  $       6.7928
                                                                --------------


(4)      The amount of servicing compensation received by the
         Company during the current month is:                   $     2,963.61
                                                                --------------

(5)      The aggregate outstanding principal amount of the
         Loans in the Pool net of the current distribution is:  $ 2,323,407.51
                                                                --------------
                                                                Certif. Bal.

(6)      The number and aggregate principal balances of the
         Loans in the Pool delinquent one month are:            5 loans with a
                                                                principal
                                                                balance of
                                                                $   107,643.14
                                                                --------------

(7)      The number and aggregate principal balances of the
         Loans in the Pool delinquent two or more months are:   1 loans with a
                                                                principal
                                                                balance of
                                                                $     5,805.08
                                                                --------------
(8)      The book value of any collateral acquired by the
         Pool through foreclosure or otherwise is:              $      0
                                                                --------------
(9)      The current ratio of the amount available in the
         Trust for payments to Certificate holders (after
         adjustment to reflect amounts to be distributed this
         month) to the aggregate principal balance of the
         Loans in the Pool net of this distribution is:         100% to 1
                                                                --------------

(10) The Company should give any other customary information as the Company deems necessary or desirable to enable Certificate holders to prepare their tax returns.



                                        SOURCE ONE MORTGAGE SERVICES
                                        CORPORATION,
                                        as Servicing Agent



                                        By:        John M. Matous
                                           -------------------------------
                                                   John M. Matous
                                                   Vice President

                              CMBS TRUSTEE REPORT
                                   March 1996


Certificate Account Balance - Prior                     111,165.88

Deposits

  Principal                                              17,105.29
  Interest                                               25,212.23
  Advances                                                     .00
  Liquidation Proceeds                                         .00
  Insurance Proceeds                                           .00
  PMI Proceeds                                                 .00
  Repurchase Proceeds                                          .00

Withdrawals                                                    .00

Reimbursements

  Restoration of Uninsured Property                            .00
  Liquidation Expenses                                         .00
  Expenses for Welfare of Certificate Holders                  .00
  Advances                                                     .00

Payment to Certificate Holders 3-25-96                   43,807.04

Servicing Compensation                                    2,963.61

Excess of Liquidation Proceeds Passed Thru                     .00

Certificate Account Balance - Current                    22,190.35

Loans Two or More Months Delinquent = 1                   5,805.08


                         SOURCE ONE MORTGAGE SERVICES CORPORATION


                         By:         John M. Matous
                            -------------------------------------
                                     John M. Matous
                                     Vice President